UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 3, 2018 (September 28, 2018)

  Moxian, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-55017	27-3729742
(state or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Block A, 9/F, Union Plaza, 5022 Binjiang Avenue, Futian District,

Shenzhen City, Guangdong Province, China

(address of principal executive offices) (zip code)

Tel: +86 (0)755-66803251

(registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Liu Shu Juan Resignation

Effective September 28, 2018, Liu Shu Juan resigned as a member of the Board of Directors (the “Board”) of Moxian, Inc. (the “Registrant”). Liu Shu Juan’s resignation was not the result of any disagreement with the Registrant, the Registrant’s management or the Board.

Liu Tao Appointment

Effective September 28, 2018, the Corporate Governance and Nominating Committee of the Registrant recommended, and the Board of the Registrant approved, the appointment of Mr. Liu Tao to the Registrant’s Board as the new Chairman of the Board. On August 17, 2018, Mr. Qinghu Hao had resigned as the Chairman of the Board.

The Registrant has agreed to pay Mr. Liu $5,000.00 per month for his service as a director. Set forth below is the biographical information of Mr. Liu.

Mr. Liu obtained a degree in industrial accounting at the Beijing Commercial College in 1998. Since 2017 Mr. Liu has been the chair of the board of Chengdu Boyatang Cultural Media Co., Ltd, a company that focuses on modern science and technology in branding and marketing. Previously, from January 2003 to July 2017, Mr. Liu was in charge of the financial, logistics, supply, marketing and media departments of PetroChina Jilin Petrochemical Co Ltd Jilin, a branch of China National Petroleum Corporation, a major Chinese national oil and gas corporation of and one of the largest integrated energy groups in the world. During that period, Mr. Liu specialized in internal management and long-term development planning.

Lim Yew Seng Appointment

Effective September 28, 2018, the Corporate Governance and Nominating Committee of the Registrant recommended, and the Board of the Registrant approved, the appointment of Mr. Lim Yew Seng to the Registrant’s Board. Mr. Lim was elected as Chair of Compensation Committee and a member of the Audit Committee and the Corporate Governance and Nominating Committee.

The Registrant has agreed to pay Mr. Lim $1,500.00 per month for his service as a director. The Board has determined that Mr. Lim satisfies the definition of “independent director” under the Nasdaq listing standards. There are no relationships or related transactions between Mr. Lim and the Registrant that would be required to be reported under Section 404(a) of Regulation S-K.

Set forth below is the biographical information of Mr. Lim.

Mr Lim obtained an MBA (Finance & Investment) from the University of Hull in 1998 and a Bachelor of Engineering (Second Upper Class, Mechanical Engineering) from the University of Glasgow in 1992. Mr Lim has over 20 years’ experience as a venture capital, private equity, fund-of-funds and investments manager. Beginning in 1995, Mr Lim was an investment manager for the Singapore Government’s techno-entrepreneurship initiatives and established various venture capital funds, fund management and fund-of-funds management companies. In 2003, Mr Lim became the General Manager of UOB Shenzhen Venture Fund based in Shenzhen, PRC, a joint investment fund established by Singapore’s United Overseas Bank Group and Shenzhen Venture Capital Group (SVCC), a Shenzhen-Government backed venture funding group. In 2010, Mr Lim became General Partner of Creat Capital (HK) Ltd for their merger-and-acquisition fund. In his tenure as manager of the respective venture funds, Mr Lim held directorship position in several portfolio companies in the United States, Singapore and the PRC.

Prior to being in the venture business, he worked in the engineering services sector for 8 years. Mr Lim was VP/GM (Asia-Pacific) of Surface Protection, Inc. and was Country and Engineering Manager for Perth Aerospace Pty Ltd. and Assistant VP for Singapore Aerospace Engineering Limited.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Registrant held its Annual Meeting at 11:00 AM local time on September 28, 2018 (11:00 PM ET on September 27, 2018), at Building 22, No. 1517 Lizheng Road, Pudong District, Shanghai, China 201304. A total of 43,161,385 of the Registrant’s common shares were present in person or by proxy, representing a quorum of 64.08% of eligible voting shares outstanding.

Three proposals were submitted to and approved by the shareholders. The proposals are described in detail in the Registrant’s Definitive Proxy Statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on August 31, 2018 (“Proxy Statement”). The final results for the votes regarding each proposal are set forth below. There were no abstentions or broker non-votes on proposals 2 and 3.

1.       Shareholders elected six directors to the Registrant’s Board of Directors to hold office for a one-year term until the annual meeting of Shareholders in 2019 or until their successors are elected and qualified. The six people receiving a plurality of the vote of “For” votes were elected as directors: Lin Kuan Liang, Hao Qing Hu, Liu Shu Juan, Choong Khuat Leok, Sun Cai Di and Lam Mun Tong.

The votes for each of the nominees were as follows:

	For	Against	Abstain/Withhold
Lin Kuan Liang	40,218,463	90	0
Hao Qing Hu	40,216,557	1,906	90
Liu Shu Juan	40,216,647	0	1,906
Choong Khuat Leok	40,216,553	4	1,996
Sun Cai Di	40,216,553	4	1,996
Lam Mun Tong	40,216,553	94	1,906

2.       Shareholders ratified the selection of Friedman LLP as independent registered public accounting firm for the fiscal year ending September 30, 2018. The votes regarding this proposal were as follows:

For		Against
Number	Percentage	Number	Percentage
43,161,385	64.08%	94	0.00%

3.       Shareholders approved a nonbinding advisory resolution regarding the compensation of the Registrant’s named executive officers. The votes regarding this proposal were as follows:

For		Against
Number	Percentage	Number	Percentage
40,216,553	59.71%	2,000	0.00%

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOXIAN, INC.

Date: October 3, 2018	By:	/s/ Yin Yi Jun
Name: Yin Yi Jun
Title: Chief Executive Officer